NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Destination 2055 Fund
Nationwide Destination 2060 Fund
Nationwide Destination Retirement Fund
(formerly, Nationwide Destination 2015 Fund)

Supplement dated March 13, 2020
to the Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Destination 2020 Fund

On March 11, 2020, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide Destination 2020 Fund (the “2020 Fund”) and the Nationwide Destination Retirement Fund (the “Retirement Fund”), each a series of the Trust, pursuant to which the 2020 Fund would be merged into the Retirement Fund (the “Merger”).  Shareholders of the 2020 Fund and the Retirement Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the Retirement Fund will be provided in an information statement that will be delivered to the 2020 Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE